INDIVIDUAL VARIABLE ANNUITY CONTRACTS
OFFERED BY
FIRST INVESTORS LIFE INSURANCE COMPANY
("FIRST INVESTORS LIFE")

THROUGH

FIRST INVESTORS LIFE VARIABLE ANNUITY FUND A ("SEPARATE ACCOUNT A") 95 Wall Street, New York, New York 10005/(212) 858-8200

     This  Prospectus   describes   deferred  Variable  Annuity  Contracts  (the
"Contracts") that First Investors Life is offering you the opportunity to accumulate capital, on a tax-deferred basis, for retirement or other long-term purposes and thereafter to annuitize your accumulated cash value if you so elect. If you so elect, the Contracts offer several options under which you can receive annuity payments for life.

     The Contracts invest, through Separate Account A, in the First Investors Special Bond Fund, Inc. ("Special Bond Fund"). The amount you accumulate depends upon the performance of Separate Account A. You bear all of the investment risk, which means that you could lose money.

     THE INTERNAL REVENUE SERVICE MAY ASSESS A PENALTY ON EARLY WITHDRAWAL. THE CONTRACTS PROVIDE YOU WITH A 10-DAY REVOCATION RIGHT.

     Please read this prospectus and keep it for future reference. It contains important information that you should know before buying a Contract. We filed a Statement of Additional Information ("SAI"), dated April 30, 1999, with the Securities and Exchange Commission. We incorporate the SAI by reference into this prospectus. See page 20 of this prospectus for the SAI Table of Contents. You can get a free SAI by contacting us at the address or telephone number shown above.

     The  Securities  and Exchange  Commission  has not approved or  disapproved
these  securities  or  passed  upon  the  adequacy  of  this   prospectus.   Any
representation to the contrary is a criminal offense.

     This prospectus is valid only if attached to the current prospectus of First Investors Special Bond Fund, Inc. (the "Fund").

                 THE DATE OF THIS PROSPECTUS IS APRIL 30, 1999.

                               TABLE OF CONTENTS*
                           VARIABLE ANNUITY PROSPECTUS
    Item                                                                    Page
    ----                                                                    ----

    GLOSSARY OF SPECIAL TERMS.................................................3
    FEE TABLE.................................................................4
    CONDENSED FINANCIAL INFORMATION...........................................5
    OVERVIEW..................................................................5
       How the Contracts Work.................................................5
       Who We Are.............................................................5
       Who Should Consider Purchasing a Contract..............................6
       Risk and Reward Considerations.........................................6
    THE CONTRACTS IN DETAIL...................................................7
       Purchase Payments......................................................7
       Sales Charge Deducted from Purchase Payments...........................8
       Mortality and Expense Risk Charges.....................................8
       Other Charges..........................................................9
       The Accumulation Period................................................9
       Exchange Privilege....................................................11
       The Annuity Period....................................................11
       Ten-Day Revocation Right..............................................13
    TAX INFORMATION..........................................................14
       General...............................................................14
       Non-Qualified Contracts...............................................14
       Qualified Plan Contracts..............................................15
       Withholding...........................................................16
       Our Tax Status........................................................16
    PERFORMANCE INFORMATION..................................................16
    OTHER INFORMATION........................................................17
       Voting Rights.........................................................17
       Reservation of Rights.................................................18
       Distribution of Contracts.............................................18
       Year 2000.............................................................18
       Financial Statements..................................................18
    TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION.............20
    APPENDIX I...............................................................20









---------------
*A Table of Contents for the Special Bond Fund prospectus can be found at page 2 of that prospectus.

                            GLOSSARY OF SPECIAL TERMS

     ACCUMULATED VALUE - The value of all the Accumulation Units credited to the Contract.

     ACCUMULATION PERIOD - The period between the date of issue of a Contract and the Annuity Commencement Date.

     ACCUMULATION UNIT - A unit that measures the value of a Contractowner's interest in Separate Account A before the Annuity Commencement Date.

     ADDITIONAL PAYMENT - A Purchase Payment made to First Investors Life after issuance of a Contract.

     ANNUITANT - The person who is designated to receive annuity payments or who is actually receiving annuity payments.

     ANNUITY COMMENCEMENT DATE - The date on which we begin making annuity payments.

     ANNUITY UNIT - A unit that determines the amount of each annuity payment after the first annuity payment.

     BENEFICIARY - The person who is designated to receive any benefits under a Contract upon the death of the Annuitant or the Contractowner.

     CONTRACT - An individual variable annuity contract offered by this Prospectus.

     CONTRACTOWNER - The person or entity with legal rights of ownership of the Contract.

     FIXED ANNUITY - An annuity with annuity payments that remain fixed as to dollar amount throughout the payment period.

     GENERAL ACCOUNT - All assets of First Investors Life other than those allocated to Separate Account A and other segregated investment accounts of First Investors Life.

     JOINT ANNUITANT - The designated second person under a joint and survivor life annuity.

     PURCHASE PAYMENT - A payment made to First Investors Life to purchase a Contract.

     SEPARATE ACCOUNT A - The segregated investment account entitled "First Investors Life Variable Annuity Fund A," established by First Investors Life pursuant to applicable law and registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act").

     VALUATION DATE - Any date on which the New York Stock Exchange ("NYSE") is open for regular trading. Each Valuation Date ends as of the close of regular trading on the NYSE (normally 4:00 P.M., Eastern Time). The NYSE currently observes the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     VALUATION PERIOD - The period beginning at the end of any Valuation Date and extending to the end of the next Valuation Date.

     VARIABLE ANNUITY - An annuity with annuity payments that vary in dollar amount, in accordance with the net investment experience of Separate Account A, throughout the payment period.

     WE (AND OUR) - First Investors Life.

     YOU (AND YOUR) - The prospective Contractowner.

                                    FEE TABLE

     The tables below are provided to help you understand the various charges and expenses you will directly or indirectly bear in purchasing a Contract. They reflect the charges and expenses of Separate Account A, as well as the Fund in which Separate Account A invests. The tables reflect expenses expected to be incurred in 1999.

SEPARATE ACCOUNT A EXPENSES

Contractowner Transaction Expenses
----------------------------------

Maximum Sales Load Imposed on Purchases (as a percentage of
Purchase Payments)......................................................  7.00%

Separate Account A Annual Expenses
----------------------------------
(as a percentage of average account value)

Mortality and Expense Risk Charges......................................  0.75%
Other Charges...........................................................  0.00%
                                                                          -----
Total Separate Account A Annual Expenses................................  0.75%

FUND ANNUAL EXPENSES
(AS A PERCENTAGE OF FUND AVERAGE NET ASSETS)

     Management Fees....................................................  0.75%

     Other Expenses.....................................................  0.14%
                                                                          -----
     Total Fund Operating Expenses .....................................  0.89%*


* The Fund has an expense offset arrangement that may reduce the Fund's custodian fee based on the amount of cash maintained by the Fund with its custodian. We do not reflect these fee reductions under Total Fund Operating Expenses.


     For more complete descriptions of the various charges and expenses shown in the Fee Table, please refer to "THE CONTRACTS IN DETAIL -- Sales Charge,
Mortality and Expense Risk Charges, and Other Charges." We may deduct an administrative charge of $7.50 annually from the Accumulated Value of Contracts that have an Accumulated Value of less than $1,500 (see "Administrative Charge"). In addition, Premium taxes may be applicable (see "Other Charges").

EXAMPLE
If you surrender your Contract
(or if you annuitize) at the end
of the period shown, you would pay the
following expenses on a $1,000 investment,
assuming 5% annual return on assets:......... 1 year  3 years  5 years  10 years
                                              ------  -------  -------  --------

                                                $86    $118      $153     $251


         YOU SHOULD NOT CONSIDER THE EXPENSES IN THE EXAMPLE A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES IN FUTURE YEARS MAY BE GREATER OR LESS THAN THOSE SHOWN.

                         CONDENSED FINANCIAL INFORMATION

ACCUMULATION UNIT VALUES

     This  table  shows  the   accumulation   unit  values  and  the  number  of
accumulation units outstanding for Separate Account A for the last ten fiscal years.

                                 Accumulation               Number of
             At                  Unit Value($)          Accumulation Units
     -----------------           -------------          ------------------
     December 31, 1989              2.08689                40,781,044.9
     December 31, 1990              1.88053                28,318,605.0
     December 31, 1991              2.53391                19,910,946.0
     December 31, 1992              2.88323                15,144,947.0
     December 31, 1993              3.38150                12,724,736.0
     December 31, 1994              3.31907                11,057,783.2
     December 31, 1995              3.97815                 9,552,100.7
     December 31, 1996              4.46562                 8,254,269.6
     December 31, 1997              4.91727                 7,334,261.6
     December 31, 1998              4.94340                 6,517,336.4


                                    OVERVIEW

    This overview highlights some basic information about the Variable Annuity Contract offered by First Investors Life Insurance Company ("First Investors
Life", "We", "Us", or "Our") in this prospectus. We sell Separate Account A Contracts with a front-end sales charge. The Contracts invest in Separate Account A. You will find more information about the Contracts beginning on page 7 of this Prospectus.


HOW THE CONTRACTS WORK

     Like all variable annuity contracts, the Contract has two phases: an accumulation period and an annuity income period. During the accumulation period, earnings on your investment accumulate on a tax-deferred basis. The annuity income period begins when you start to receive annuity income payments. You can select one of several annuity income payment options. The amount of your annuity payments will vary with the performance of Separate Account A as well as the type of annuity option you choose

      During the accumulation period, the amount of money you accumulate in your Contract depends on the performance of Separate Account A. You can gain or lose money if you invest in the Contract. Separate Account A invests at net asset value in shares of the Special Bond Fund.

     The Contract provides a guaranteed death benefit that we pay to a designated beneficiary when the Annuitant dies. The Separate Account A Contract guarantees that the beneficiary will receive the greater of (i) the total Purchase Payments less any withdrawals or (ii) the Accumulated Value of the Contract at the time of death.

WHO WE ARE

     First Investors Life Insurance Company
     --------------------------------------

     First Investors Life, 95 Wall Street, New York, New York 10005 is a stock life insurance company incorporated in New York in 1962. We write life insurance, annuities and accident and health insurance. First Investors Consolidated Corporation ("FICC"), a holding company, owns all of the voting common stock of First Investors Management Company, Inc. and all of the outstanding stock of First Investors Life, First Investors Corporation ("FIC" or "Underwriter") and Administrative Data Management Corp., the transfer agent for the Life Series Fund. Mr. Glenn O. Head, Chairman of FICC, controls FICC and, therefore, controls the First Investors Management Company, Inc. and First Investors Life.

     Separate Account A
     ------------------

     First Investors Life Variable Annuity Fund A ("Separate Account A") was established on September, 1979 under New York Insurance Law.

     Separate Account A is a registered unit investment trust with the Securities and Exchange Commission ("SEC"). This registration does not involve SEC supervision or the management or investment practices or policies of Separate Account A.

     We segregate the assets of Separate Account A from our other assets. We cannot charge liabilities arising out of our other businesses against that portion of Separate Account A's assets that is approximately equal to Contract reserves and liabilities. We credit to, or charge against, Separate Account A realized and unrealized income, gains and losses without regard to our other income, gains and losses. The obligations under the Contracts are our obligations.

     Separate Account A invests, at net asset value, in shares of the Special Bond Fund. Separate Account A reinvests all distributions received from the Fund in additional shares of the Fund at net asset value. Separate Account A may make deductions for charges and expenses by redeeming the number of equivalent Fund shares at net asset value. We value Fund shares that we hold in Separate Account A at their net asset values.

     The Special Bond Fund
     ---------------------

     The Special Bond Fund is a diversified open-end management investment company (commonly known as a "mutual fund") registered with the SEC under the 1940 Act. Registration of the Fund does not involve supervision by the SEC of the management or investment practices or policies of the Fund. The Fund offers its shares only through the purchase of our variable annuity contracts. It does not offer its shares directly to the general public. The Fund reserves the right to offer its shares to other separate accounts of ours or directly to us.

     First Investors Management Company, Inc. (the "Adviser"), an affiliate of First Investors Life, is the investment adviser of the Fund. The Adviser supervises and manages the investments and operations of the Fund. The Adviser is a New York corporation located at 95 Wall Street, New York, NY 10005.

WHO SHOULD CONSIDER PURCHASING A CONTRACT

     The Contract allows you to accumulate money on a tax-deferred basis for retirement or other long-term goals and thereafter to annuitize the accumulated value of your Contract if you wish. Generally, the higher your tax bracket, the more you will benefit from the tax-deferred feature of the Contract. You should not purchase a Contract if you are looking for a short-term investment or if you cannot take the risk of receiving less money than you paid for the Contract. You may want to consult a tax advisor or other professional before you purchase a Contract.

RISK AND REWARD CONSIDERATIONS

         The Contracts offer you the opportunity to benefit on a tax deferred basis from the performance of an underlying investment portfolio or Subaccount. However, there are several important factors that you should consider before making a decision to purchase a Contract:

         1. You bear all of the investment risk of the underlying investment portfolio. You should therefore carefully review the prospectus for the Special Bond Fund. It explains the Fund's investment objectives, primary investment strategies, and primary risks.

         2. The Contracts are generally not appropriate choices for the investment of money that you will need in the short term. You should therefore only invest money that you will not need in the short term.

         3. If you are considering purchasing a Contract inside of an individual retirement account or qualified retirement plan, you should know that the same tax benefits are available whether you invest in mutual funds or variable annuities and that variable annuities generally have higher cost structures than those of mutual funds. The variable annuity's death benefit should be an important factor if you select a variable annuity.

        4. Like other financial services organizations, First Investors Life and its affiliates could experience problems in processing policy-related requests and rendering other services if the computers or other systems on which they rely are not properly programmed to operate after January 1, 2000. (See "OTHER INFORMATION--Year 2000" for more information.)

                             THE CONTRACTS IN DETAIL

     The Contract is a variable annuity contract which provides you with the opportunity to accumulate capital on a tax deferred basis by investing in Separate Account A and thereafter annuitizing your accumulated cash value if you wish. We offer the Contract in states where we have the authority to issue the Contract. We designed the Contract to provide lifetime annuity payments to Annuitants according to several annuity options. The amount of annuity payments will vary with the investment performance of Separate Account A as well as the type of annuity you select. The Contract obligates us to make payments for the lifetime of the Annuitant in accordance with the annuity rates in the Contract, regardless of actual mortality experience (see "The Annuity Period"). On the death of the Annuitant before the Annuity Commencement Date, we pay a death benefit to the Beneficiary whom you designate. For a discussion of the amount and manner of payment of this benefit, see "Death of Annuitant During the Accumulation Period."

     You may surrender all or a portion of the Accumulated Value during the Accumulation Period. For a discussion on withdrawals during the Accumulation
Period, see "Surrender and Termination (Redemption) During the Accumulation Period." For Federal income tax consequences of a withdrawal, see "Tax Information." The exercise of any Contract right, including the right to make a withdrawal during the Accumulation Period, is subject to the terms and conditions of any qualified trust or plan under which the Contracts are purchased. This Prospectus contains no information concerning such trust or plan.

     We reserve the right to amend the Contracts to meet the requirements of the 1940 Act or other applicable Federal or state laws or regulations.

     Contractowners with any inquiries concerning their account should write to us at our Home Office, 95 Wall Street, New York, New York 10005.

PURCHASE PAYMENTS

     Your initial Purchase Payment must be at least $2,000. You may make Additional Payments under the Contract of at least $200 at any time after Contract issuance.

     We credit your initial Purchase Payment (less any charges) to a your Account on the Valuation Date that we receive it, provided that we have received a properly completed application. We credit an Additional Payment to your Account on the Valuation Date that we receive it. If we receive an incomplete application from you, you must provide us with all required information not later than five business days following the receipt of such application. Otherwise, we will return the Purchase Payment to you at the end of such five-day period.

   Your Purchase Payments buy Accumulation Units of Separate Account A and not shares of the Fund in which Separate Account A invests. We allocate Purchase

Payments to Separate Account A based on the next computed value of an Accumulation Unit following receipt at our Home Office or other designated office. We value Accumulation Units at the end of each Valuation Date (i.e., as of the close of regular trading on the NYSE, normally 4:00 P.M., Eastern Time).

SALES CHARGE DEDUCTED FROM PURCHASE PAYMENTS

     We intend the sales charge to cover expenses relating to the sale of the Contracts, including commissions paid to persons distributing the Contracts. Discounts are available on larger purchases. Moreover, when you make an Additional Payment after the issuance of the Contract, you are entitled to a credit for all prior payments in computing the sales charge percentage. In other words, you pay the sales charge percentage that reflects: (a) the total amount of all Purchase Payments previously made plus (b) the amount of the Additional Payment being made.

                                 DEDUCTION TABLE

                                     SALES CHARGE AS % OF
                                  ------------------------   CONCESSION TO
                                    PURCHASE    NET AMOUNT   DEALERS AS % OF
AMOUNT OF PURCHASE PAYMENT(S)      PAYMENT(S)*    INVESTED   PURCHASE PAYMENT(S)

Less than $25,000.................    7.00%        7.53%           5.75%
$25,000 but under $50,000.........    6.25         6.67            5.17
$50,000 but under $100,000........    4.75         4.99            3.93
$100,000 but under $250,000.......    3.50         3.63            2.90
$250,000 but under $500,000.......    2.50         2.56            2.19
$500,000 but under $1,000,000.....    2.00         2.04            1.67
$1,000,000 or over................    1.50         1.52            1.24

 * Assumes that we have deducted no Premium taxes.

     We do not impose a sales charge for Contracts sold to (a) officers and full-time employees of First Investors Life or its affiliates who have been employed for at least one year, or (b) our agents who have been under contract for at least one year.

MORTALITY AND EXPENSE RISK CHARGES

     The mortality risk that we assume arises from our obligation to continue to make Fixed or Variable Annuity payments, determined in accordance with the other provisions of the Contracts, to each Annuitant regardless of (a) how long that person lives and (b) how long all payees as a group live. This assures an Annuitant that neither the Annuitant's own longevity nor an improvement in life expectancy generally will have any adverse effect on the variable annuity payments the Annuitant will receive under the Contract. Moreover, these factors may reduce the risk that the Annuitant will outlive the funds that the Annuitant has accumulated for retirement. We also assume mortality risk because of our guarantee of a minimum payment in the event of the death prior to the Annuity Commencement Date of the Annuitant prior to the Annuity Commencement Date. In addition, we assume the risk that the charges for administrative expenses may not be adequate to cover such expenses. We will not increase the amount we charge for administrative expenses. In consideration for our assumption of these mortality and expense risks, we deduct an amount equal, on an annual basis, to 0.75% of the daily Accumulation Unit value of Separate Account A. Of this charge, approximately 0.60% is for assuming the mortality risk, and 0.15% is for assuming the expense risk.

   We guarantee that we will not increase the mortality and expense risk charges during the term of any Contract. If the charges are insufficient to cover the actual cost of the mortality and expense risks, the loss will fall on us. Conversely, if the deductions prove more than sufficient, the excess will be a profit to us. We can use any profits resulting to us from over-estimates of the actual costs of the mortality and expense risks for any business purpose, including the payment of expenses of distributing the Contracts. These profits will not remain in Separate Account A.

OTHER CHARGES

     Administrative Charge
     ---------------------

     We may deduct an administrative charge of $7.50 annually from the Accumulated Value of Contracts that have an Accumulated Value of less than $1,500 due to partial surrenders. These charges are to compensate us for expenses involved in administering small accounts. If the actual expenses exceed charges, we will bear the loss.

     Premium Tax Charge
     ------------------

     Some states assess Premium taxes at the time you:

     o   make Purchase Payments,

     o   surrender, or

     o   begin receiving annuity payments.

     We currently advance any Premium taxes due at the time you make Purchase Payments and then deduct Premium taxes from the Accumulated Value of the Contract at the time of surrender, on death of the Annuitant or when annuity payments begin. However, we reserve the right to deduct Premium taxes when incurred. See "Appendix I" for Premium tax table.

     Expenses
     --------

     Total Separate Account A expenses for the fiscal year ended December 31, 1998 amounted to $254,306 or 0.75% of average net assets for Separate Account A. The Special Bond Fund has expenses that it pays out of its assets.

THE ACCUMULATION PERIOD

     Crediting Accumulation Units
     ----------------------------

     During the Accumulation Period, we credit Purchase Payments on the Contracts to the Contractowner's Individual Account in the form of Accumulation Units. We determine the number of Accumulation Units that we credit to a Contractowner for Separate Account A by dividing (a) the Purchase Payment (less any charges) by (b) the value of an Accumulation Unit for Separate Account A. We make this valuation after we receive the Purchase Payment at our Home Office or other designated office.

     The value of the Contractowner's Individual Account varies with the value of the assets of Separate Account A. The investment performance of Separate Account A and the expenses and deduction of certain charges affect the value of an Accumulation Unit. There is no assurance that the value of your Individual Account will equal or exceed Purchase Payments. We determine your Individual
Account for a Valuation Period by multiplying (a) the total number of Accumulation Units we credit to Separate Account A by (b) the value of an Accumulation Unit for Separate Account A for the Valuation Period.

     Death of Annuitant During the Accumulation Period
     -------------------------------------------------

     If the Annuitant dies before the Annuity Commencement Date, we pay a Death Benefit to the Beneficiary you have designated. We make this payment when we receive (a) a death certificate or similar proof of the death of the Annuitant ("Due Proof of Death") and (b) a First Investors Life Claimant's Statement that includes notification of the Beneficiary's election to receive payment in either a single sum settlement or an Annuity Option. We determine the value of the

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

Death Benefit as of the next computed value of the Accumulation Units following our receipt of written notification of death at our Home Office or other designated office.

     If you do not elect payment of the Death Benefit under one of the Annuity Options before the Annuitant's death, the Beneficiary may elect to have the Death Benefit (a) paid in a single sum, (b) applied to provide an annuity under one of the Annuity Options or (c) as we otherwise permit. If the Beneficiary elects a single sum settlement, we pay the amount of the Death Benefit within seven days of receipt of Due Proof of Death and a Claimant's statement.

     If the Beneficiary wants an Annuity Option, the Beneficiary will have up to 60 days commencing with the date of our receipt of Due Proof of Death to select an Annuity Option. If the Beneficiary does not make a selection by the end of the 60-day period, we pay a single sum settlement to the Beneficiary. If the Beneficiary selects any Annuity Option, the Annuity Commencement Date is the date specified in the election. That date may be no later than 60 days after receipt by us of Due Proof of Death.

     The amount of the Death Benefit payable upon the death of the Annuitant will be the greater of (a) the total Purchase Payments less withdrawals or (b) the Accumulated Value.

     Death Benefit During Annuity Period
     -----------------------------------

     On receipt of Due Proof of Death of the Annuitant after annuity payments have begun under an Annuity Option, we make any remaining payments under the Annuity Option to the Beneficiary as provided by the Annuity Option.

     Unless otherwise provided in the Beneficiary designation, if no Beneficiary
survives  the  Annuitant,   the  proceeds  will  be  paid  in  one  sum  to  the
Contractowner, if living; otherwise, to the Contractowner's estate.

     Death of Contractowner During the Accumulation Period
     -----------------------------------------------------

     If the Contractowner dies before we have distributed the entire interest in the Contract, we must distribute the value of the Contract to the Beneficiary as provided below. Otherwise, the Contract will not qualify as an annuity under
Section 72 of the Internal Revenue Code of 1986, as amended (the "Code"). The entire interest of the Contractowner is the Accumulated Value of the Contract.

     If the death of the Contractowner occurs before the Annuity Commencement Date, we distribute the entire interest in the Contract to the Beneficiary (a) within five years, or (b) beginning within one year of death, over a period not longer than the life or life expectancy of the Beneficiary. If the Contract is payable to (or for the benefit of) the Contractowner's surviving spouse, we need not make any distribution. The surviving spouse may continue the Contract as the new Contractowner. If the Contractowner is also the Annuitant, the spouse has the right to become the Annuitant under the Contract. Likewise, if the Annuitant dies and the Contractowner is not a natural person, the Annuitant's surviving spouse has the right to become the Contractowner and the Annuitant.

     Surrender and Termination (Redemption) During the Accumulation Period
     ---------------------------------------------------------------------

     You may elect, at any time before the earlier of the Annuity Commencement Date or the death of the Annuitant, to surrender the Contract for all or any part of your Individual Account. In the event of the termination of the Contract and on due surrender of the Contract at our Home Office or other designated office, we pay you the Accumulated Value of the Contract.

     We deduct any amount you request as a partial surrender from Separate Account A. This results in a corresponding reduction in the number of Accumulation Units credited to you in Separate Account A. For any total or partial surrender, we base the deduction on the next computed value of an Accumulation Unit following our receipt of a written request at our Home Office or other designated office. We may defer any such payment for a period of not more than seven days. However, we may postpone such payment during any period when:

     o trading on the NYSE is restricted as the SEC determines or the NYSE is closed for other than weekends and holidays;

     o    the SEC has by order permitted such suspension; or

     o any emergency, as defined by SEC rules, exists when the sale of portfolio securities or calculation of securities is not reasonably practicable.

     For information as to Federal tax consequences of surrenders, see "Tax Information." For information as to Premium tax consequences, see "Other Charges."

EXCHANGE PRIVILEGE

     At any time prior to the Annuity Commencement Date, you may exchange Separate Account A Contracts for First Investors Life Variable Annuity Fund C ("Separate Account C") Contracts, at the next computed values of the respective Accumulation Units of the two Separate Accounts. Although there is no charge for this exchange, Contractowners who exchange from Separate Account A to Separate Account C will be required to execute a change of contract form. This form states that we deduct a daily charge equal to an annual rate of 1.00% of the daily Accumulation Unit value of Separate Account C as a charge for mortality and expense risks. Contractowners are advised to read the Prospectus of Separate Account C, which may be obtained free of charge from First Investors Life, before exchanging Separate Account A Contracts for Separate Account C Contracts. We may modify or terminate this exchange privilege at any time.

THE ANNUITY PERIOD

     Commencement Date
     -----------------

     Annuity payments begin on the Annuity Commencement Date you select when you buy a Contract. You may elect in writing to advance or defer the Annuity Commencement Date, not later than 30 days before the Annuity Commencement Date. You may defer the Annuity Commencement Date until the first day of the calendar month after the Annuitant's 85th birthday or, if state law permits, 90th birthday. If you elect no other date, annuity payments will commence on the Contract anniversary date after the Annuitant's 85th birthday, or, if state law permits, 90th birthday.

     If the net Accumulated Value on the Annuity Commencement Date is less than $2,000, we may pay such value in one sum in lieu of annuity payments. If the net Accumulated Value is $2,000 or more, but the variable annuity payments are less than $20, we may change the frequency of annuity payments to intervals that will result in payments of at least $20.

     Assumed Investment Rate
     -----------------------

     We build a 3.5% assumed investment rate into the Contract's Annuity Tables which are used to determine the amount of the monthly annuity payments. A higher rate would mean a higher initial payment but more slowly rising and more rapidly falling subsequent Variable Annuity payments. A lower rate would have the opposite effect. If the actual net investment rate of Separate Account A is at the annual rate of 3.5%, the Variable Annuity payments will be level. A Fixed Annuity features annuity payments that remain fixed as to dollar amount throughout the payment period and an assumed interest rate of 3.5% per year built into the Annuity Tables in the Contract.

     Annuity Options
     ---------------

     You may elect to receive payments under any one of the Annuity Options in the Contract. You may make this election at any time up to 30 days before the

Annuity Commencement Date on written notice to us at our Home Office or other designated office. If no election is in effect on the Annuity Commencement Date, we will make annuity payments on a variable basis only under Annuity Option 3 below, Life Annuity with 120 Monthly Payments Guaranteed. This is the Basic Annuity.

     The material factors that determine the level of your annuity benefits are:

     o the value of your Individual Account described in this Prospectus before the Annuity Commencement Date;

     o    the Annuity Option you select;

     o    the frequency and duration of annuity payments;

     o the sex and adjusted age of the Annuitant and any Joint Annuitant at the Annuity Commencement Date; and,

     o in the case of a variable annuity, the investment performance of Separate Account A.

     On the Annuity Commencement Date, we apply the Accumulated Value, reduced by any applicable Premium taxes not previously deducted, to provide (a) the Basic Annuity or (b) if you have elected an Annuity Option, one of the Annuity Options we describe below.

     The Contracts provide for the six Annuity Options described below:


     Option 1 - LIFE ANNUITY. An annuity payable monthly during the lifetime of the Annuitant, ceasing with the last payment due before the death of the Annuitant. If you elect this Option, annuity payments terminate automatically and immediately on the death of the Annuitant without regard to the number or total amount of payments received.


     Option 2a - JOINT AND SURVIVOR LIFE ANNUITY. An annuity payable monthly during the joint lifetime of the Annuitant and the Joint Annuitant and continuing thereafter during the lifetime of the survivor, ceasing with the last payment due before the death of the survivor.

     Option 2b - JOINT AND TWO-THIRDS TO SURVIVOR LIFE ANNUITY. An annuity payable monthly during the joint lifetime of the Annuitant and the Joint Annuitant and continuing thereafter during the lifetime of the survivor at an amount equal to two-thirds of the joint annuity payment, ceasing with the last payment due before the death of the survivor.

     Option 2c - JOINT AND ONE-HALF TO SURVIVOR LIFE ANNUITY. An annuity payable monthly during the joint lifetime of the Annuitant and the Joint Annuitant and continuing thereafter during the lifetime of the survivor at an amount equal to one-half of the joint annuity payment, ceasing with the last payment due before the death of the survivor.


     Under  Annuity   Options  2a,  2b  and  2c,  annuity   payments   terminate
automatically and immediately on the deaths of both the Annuitant and the Joint Annuitant without regard to the number or total amount of payments received.

     Option 3 - LIFE ANNUITY WITH 60, 120 OR 240 MONTHLY PAYMENTS GUARANTEED. An annuity payable monthly during the lifetime of the Annuitant, with the guarantee that if, at his or her death, payments have been made for less than 60, 120 or 240 monthly periods, as elected, we will continue to pay to the Beneficiary any guaranteed payments during the remainder of the selected period and, if the Beneficiary dies after the Annuitant, we will pay the Beneficiary's estate the present value of the remainder of the guaranteed payments. The present value of the remaining payments is the discounted (or reduced) amount which would produce the total of the remaining payments assuming that the discounted amount grew at the effective annual interest rate assumed in the Annuity Tables of the Contract. Pursuant to the 1940 Act, the Beneficiary may also, at any time he or she is receiving guaranteed payments, elect to have us pay him or her the present value of the remaining guaranteed payments in a lump sum.

     Option 4 - UNIT REFUND LIFE ANNUITY. An annuity payable monthly during the lifetime of the Annuitant, terminating with the last payment due before the death of the Annuitant. We make an additional annuity payment to the Beneficiary equal to the following. We take the Annuity Unit value of Separate Account A as of the date we receive notice of death in writing at our Home Office or other designated office. We multiply that value by the excess, if any, of (a) over
(b). For this purpose, (a) is (i) the net Accumulated Value we allocate to Separate Account A and apply under the option at the Annuity Commencement Date, divided by (ii) the corresponding Annuity Unit Value as of the Annuity Commencement Date, and (b) is the product of (i) the number of Annuity Units applicable under Separate Account A represented by each annuity payment and (ii) the number of annuity payments made. (For an illustration of this calculation, see Appendix II, Example A, in the Statement of Additional Information.)

     Annuity Election
     ----------------

     You may elect to have the net Accumulated Value applied at the Annuity Commencement Date to provide a Fixed Annuity, a Variable Annuity, or any combination thereof. After the Annuity Commencement Date, we allow no transfers or redemptions where we are making payments based on life contingencies. You must make these elections in writing to us at our Home Office or other designated office at least 30 days before the Annuity Commencement Date. In the absence of an election, we make annuity payments on a variable basis only under Annuity Option 3 above. Option 3 is the Basic Annuity, a Life Annuity with 120 Monthly Payments Guaranteed.

     Annuity Commencement Date Exchange Privilege
     --------------------------------------------

     If you fully surrender this Contract during the one-year period preceding its Annuity Commencement Date, you can use the proceeds to purchase Class A shares of First Investors mutual funds without incurring a sales charge.

     Death of Contractowner During the Annuity Period
     ------------------------------------------------

     If the death of the Contractowner occurs on or after the Annuity Commencement Date, we distribute the entire interest in the Contract at least as rapidly as under the Annuity Option in effect on the date of death.

TEN-DAY REVOCATION RIGHT

     You may elect to cancel the Contract, (a) within ten days from the date the Contract is delivered to you or (b) longer as applicable state law requires. We will cancel the Contract after we receive from you (a) the Contract and (b) a written request for cancellation, at our Home Office or other designated office. We will pay you an amount equal to the sum of (a) the difference between the Purchase Payments made under the Contract and the amount allocated to Separate Account A under the Contract and (b) the Accumulated Value of the Contract on the date of surrender. The amount we refund to you may be more or less than your initial Purchase Payment depending on the investment results of Separate Account
A. Some states require a full refund of premiums. In those states, if the Contractowner elects to cancel the Contract under the ten-day revocation right, the Contractowner will receive a full refund of the Purchase Payment.

                                 TAX INFORMATION

GENERAL

    We base this discussion on our understanding of the federal income tax law and interpretations in effect on the date of this Prospectus. The discussion assumes that the contractowner is a natural person who is a U.S. citizen and U.S. resident. The tax effect on corporate taxpayers, non-U.S. citizens, and non-U.S. residents may be different. That law and interpretations could change, possibly retroactively. The discussion is general in nature. We do not intend it as tax advice, for which you should consult a qualified tax adviser.

    We discuss only federal income taxes and not state or other taxes.

    Taxation of the Contracts will depend, in part, on whether the Contract is purchased outside of a qualified retirement plan or an individual retirement account ("Non-Qualified Contracts") or as part of an individual retirement account or qualified plan ("Qualified Contracts").

NON-QUALIFIED CONTRACTS

     Purchase Payments
     -----------------

     Your Purchase Payments under a Non-Qualified Contract are not deductible from your gross income for tax purposes.

     Increases in Accumulated Value Before Distribution from Contract
     ----------------------------------------------------------------

    Generally, there is no tax on increases in your Contract's Accumulated Value until there is a distribution from a Non-Qualified Contract. A distribution could include a surrender or an annuity payment. However, the Contractowner is subject to tax on such increases, even before a distribution, in the following two situations:

     o    The Contractowner is not a natural person, subject to exceptions.

     o    The   investments   of  Separate   Account  A  do  not  meet   certain
          diversification or "investor controls" tests, discussed below.

     Annuity Payments
     ----------------

     Once annuity payments begin, a portion of each payment is taxable as ordinary income. The remaining portion is a nontaxable recovery of your investment in the contract. Generally, your investment in the Contract equals the Purchase Payments you made, less any amounts you previously withdrew that were not taxable.

     For fixed annuity payments, the tax-free portion of each payment is determined by:

     o dividing your investment in the Contract by the total amount you expect to receive out of the Contract and

     o    multiplying the result by the amount of the payment.

    For Variable Annuity payments, the tax-free portion of each payment is (a) your investment in the Contract divided by (b) the number of expected payments.

    The remaining portion of each payment, and all of the payments you receive after you recover your investment in the Contract, are fully taxable. If payments under a life annuity stop because the Annuitant dies, there is an income tax deduction for any unrecovered investment in the contract.

     Distributions Other than Annuity Payments
     -----------------------------------------

        Before annuity payments begin, the Code taxes distributions from Non-Qualified Contracts as follows:

     o a total or partial surrender is taxed in the year of receipt to the extent that the Contract's Accumulated Value exceeds the investment in the Contract;

     o a loan under, or an assignment or pledge of, a Contract is taxed in the same manner as a partial or total surrender;

     o a penalty equal to 10% of the taxable distribution applies to distributions before the taxpayer's age 59-1/2, subject to certain exceptions; and

     o the Code treats all Contracts that we issue to you in the same calendar year as a single Contract. Consequently, you should consult your tax advisor before buying more than one Contract in any calendar year.

     Diversification and Control Tests
     ---------------------------------

     Separate Account A must meet the Code's investment diversification test. It meets the test if:

     o the Fund in which Separate Account A invests is diversified according to certain limits;

     o the Fund in which Separate Account A invests is a regulated investment company under the Code;

     o all shares of the Fund are owned only by (a) Separate Account A or similar accounts of First Investors Life or other insurance companies,
          (b) a life insurance company general account, or (c) the Adviser in starting or managing the Fund (in the case of (b) and (c) of this paragraph, there must be no intention to sell shares of the Fund to the general public); (d) the trustee of a qualified pension or retirement plan; and

     o access to the Fund is available only through the purchase of Contracts, or other Variable Annuity or life insurance products of First Investors Life or other insurance companies.

     If Separate Account A failed the diversification test, you would be taxed on increases in the value of any Contract you own that is supported by Separate Account A. The tax would apply from the first quarter of the failure, until we corrected the failure in conformity with a Treasury Department procedure.

     The Contracts must also meet an "investor control" test, which the Treasury Department has said it may address in guidelines through regulations or rulings. This test could specify that your control over allocation of values among different investments may cause you to be treated as the owner of Separate Account A assets, as applicable, for tax purposes. We reserve the right to amend the Contracts in any way necessary to avoid this result. As of the date of this prospectus, the Treasury Department has issued no guidelines on the subject. However, the Department has informally indicated that guidelines could limit the number of underlying funds or the frequency of transfers among those funds. The guidelines may apply only prospectively, although retroactive effect is possible if the guidelines do not embody a new position. Failure of the "control test" would result in current taxation to you of increases in your Contract value.

QUALIFIED PLAN CONTRACTS

     Taxation of a Contract depends, in part, on the provisions of the applicable plan where the Contract is issued to

     o    a qualified individual retirement account;

     o    a qualified corporate employee pension and profit-sharing plan; or

     o a retirement or deferred compensation plan that does not meet the requirements applicable to a qualified plan.

     Some of tax rules applicable to such Contracts are similar to tax rules applicable to Non-Qualified Contracts, including: (a) deferral of the taxation until you receive a distribution, (b) taxation of a part of each distribution or annuity payment, and (c) the 10% penalty on early distributions.

WITHHOLDING

     The Code generally requires us to withhold income tax from any Contract distribution, including a total or partial surrender or an annuity payment. The amount of withholding depends, in part, on whether the payment is "periodic" or "non-periodic."

     For periodic payments (e.g., annuity payments), we withhold from the taxable portion of each payment based on a payroll withholding schedule that assumes a married recipient claiming three withholding exemptions. If you want us to withhold on a different basis, you must file an appropriate withholding certificate with us. For non-periodic payments (e.g., distributions such as partial surrenders), we generally withhold 10% of the taxable portion of each payment.

     You may elect not to have the withholding rules apply. For periodic payments, that election is effective for the calendar year for which you file it with us, and for each subsequent year until you amend or modify it. For non-periodic payments, an election is effective when you file it with us, but only for the payment to which it is applicable. We have to notify your recipients of your right to elect not to have taxes withheld.

     The Code generally requires us to report all payments to the Internal Revenue Service.

OUR TAX STATUS

     The Code taxes us as a life insurance company. The Code taxes Separate Account A as part of our overall operation. Currently, we do not charge Separate Account A for an allocable portion of our federal income taxes. However, we do reserve the right to impose such a charge if it becomes necessary in the future.


                             PERFORMANCE INFORMATION

     From time to time, Separate Account A may advertise several types of performance information, including "yield," "average annual total return" and "total return." We base each of these figures on historical results and do not intend them to indicate the future performance of Separate Account A.

     The "total return" of Separate Account A is the total change in value of an investment in Separate Account A over a period of time, expressed as a percentage. "Average annual total return" is the rate of return that would produce that change in value over the specified period, if compounded annually. We will quote average annual total return for one, five and ten-year periods. Average annual total return and total return figures include the deduction of all expenses and fees, including the payment of the Mortality and Expense Risk charges of 0.75% and the maximum sales charge of 7.00%.

     The "yield" of Separate Account A refers to the income that an investment in Separate Account A generates over a one-month or 30-day period expressed as a percentage of the value of Separate Account A's Accumulation Units. Yield is an annualized figure. We assume that Separate Account A generates the same level of net income over a one-year period, which we compound on a semi-annual basis.

     Neither the total return nor the yield figures reflect deductions for Premium taxes, since most states do not impose those taxes.

     For further information on performance calculations, see "Performance Information" in the Statement of Additional Information.

                                OTHER INFORMATION

VOTING RIGHTS

     Because the Special Bond Fund is not required to have annual shareholder meetings, Contractowners generally will not have an occasion to vote on matters that pertain to the Special Bond Fund. In certain circumstances, the Fund may be required to hold a shareholders meeting or may choose to hold one voluntarily. For example, the Fund may not change fundamental investment objectives or investment policies without the approval of a majority vote of the Fund's shareholders in accordance with the 1940 Act. Thus, if the Fund sought to change fundamental investment objectives or investment policies, Contractowners would have an opportunity to provide voting instructions for shares of the Fund held by the Subaccount in which their Contract invests.

     We would vote the shares of the Fund held in Separate Account A or directly, at any Fund shareholders as follows:

     o shares attributable to Contractowners for which we received instructions, would be voted in accordance with the instructions;
     o shares attributable to Contractowners for which we did not receive instructions would be voted in the same proportion that we voted shares held in Separate Account A for which we received instructions; and
     o shares not attributable to Contractowners would be voted in the same proportion that we voted shares held in Separate Account A attributable to Contractowners for which we received instructions.

     We will vote Fund shares that we hold directly in the same proportion that we vote shares held in Separate Account A that are attributable to Contractowners and for which we receive instructions. However, we will vote our own shares as we deem appropriate where there are no shares held in the subaccount. We will present all the shares of the Fund that we held through Separate Account A or directly at any Fund shareholders meeting for purposes of determining a quorum.

     We will determine the number of Fund shares held in Separate Account A that is attributable to each Contractowner as follows:

     o before the Annuity Commencement Date, we divide Separate Account A's Accumulated Value by the net assets value of one Fund share, and

     o after the Annuity Commencement Date, we divide the reserve held in Separate Account A for the variable annuity payment under the Contracts by the net asset value of one Fund share. As this reserve fluctuates, the number of votes fluctuates.

     We will determine the number of votes that a Contractowner has the right to cast as of the record date that the Fund establishes.

     We will solicit instructions by written communication before the date of the meeting at which votes will be cast. We will send meeting and other materials relating to the Fund to each Contractowner having a voting interest in Separate Account A.

     The voting rights that we describe in this Prospectus are created under applicable laws. If the laws eliminate the necessity to submit such matters for approval by persons having voting rights in separate accounts of insurance companies or restrict such voting rights, we reserve the right to proceed in accordance with any such changed laws or regulations. Specifically, we reserve the right to vote Fund shares in our own right, to the extent the law permits.

Reservation of Rights

     We also reserve the right to make certain  changes if we believe they would
(a) best serve the interests of the Contractowners and Annuitants or (b) be appropriate in carrying out the purposes of the Contract. We will make a change only as the law permits. We will obtain, when required, the necessary Contractowner or regulatory approval for any change and provide, when required, notification to Contractowners before making a change. For example, we may:

     o operate Separate Account A in any form permitted under the 1940 Act or in any other form permitted by law,

     o add, delete, or substitute for the Fund shares held in Separate Account A, the shares of any investment company or series thereof, or any investment permitted by law, or

     o amend the Contracts if required to comply with the Internal Revenue Code or any other applicable federal or state law.

DISTRIBUTION OF CONTRACTS

     Separate Account A, along with First Investors Life, has entered into an Underwriting Agreement with its affiliate, FIC, 95 Wall Street, New York, New York 10005 to sell the Contract. First Investors Life has reserved the right in the Underwriting Agreement to sell the Contracts directly. Insurance agents licensed to sell variable annuities sell the Contracts. These agents are registered representatives of the Underwriter or broker-dealers who have sales agreements with the Underwriter.

YEAR 2000

     On and after January 1, 2000, computer date-related errors could adversely affect Separate Account A, as they could other separate accounts. These errors could occur in the computer and other information processing systems used by First Investors Life, the underlying Fund, the Adviser, Transfer Agent and other service providers. Typically, these systems use a two-digit number to represent the year for any date. Consequently, computer systems could incorrectly misidentify "00" as 1900, rather than 2000, and make related mistakes when performing operations. First Investors Life, the Fund, the Adviser and Transfer Agent are taking steps that they believe are reasonably designed to address the Year 2000 problem for computer and other systems used by them. They are obtaining assurances from other service providers that the service providers are taking comparable steps. However, there can be no assurance that these steps will avoid any adverse impact on Separate Account A.
Nor can Separate Account A estimate the extent of any impact.

FINANCIAL STATEMENTS

     The Statement of Additional Information, dated April 30, 1999, includes:

     o the financial statements for First Investors Life and the accompanying Report of Independent Certified Public Accountants; and

     o    and  the  financial   statements  for  Separate   Account  A  and  the
          accompanying Report of Independent Certified Public Accountants.

     You can get the Statement of Additional Information at no charge on request to First Investors Life at the address or telephone number on the cover page of this Prospectus.

                                TABLE OF CONTENTS
                         OF THE STATEMENT OF ADDITIONAL
                                   INFORMATION

       Item                                                                 Page
       ----                                                                 ----

    General Description........................................................2
    Services...................................................................2
    Annuity Payments...........................................................3
    Other Information..........................................................4
    Performance Information....................................................5
    Relevance of Financial Statements..........................................7
    Appendices.................................................................8
    Financial Statements......................................................13


                                   APPENDIX I

                             STATE AND LOCAL TAXES*


Alabama........................--            Mississippi...................--
Alaska.........................--            Missouri......................--
Arizona........................--            Nebraska......................--
Arkansas.......................--            New Jersey....................--
California.....................2.35%         New Mexico....................--
Colorado.......................--            New York .....................--
Connecticut....................--            North Carolina ...............--
Delaware.......................--            Ohio..........................--
District of Columbia...........2.25%         Oklahoma......................--
Florida........................1.00%         Oregon........................--
Georgia........................--            Pennsylvania..................--
Illinois.......................--            Rhode Island..................--
Indiana........................--            South Carolina................--
Iowa...........................2.00%         Tennessee.....................--
Kentcky........................2.00%         Texas.........................--
Louisiana......................--            Utah..........................--
Maryland.......................--            Virginia......................--
Massachusetts..................--            Washington....................--
Michigan.......................--            West Virginia.................1.00%
Minnesota......................--            Wisconsin.....................--
                                             Wyoming.......................1.00%


Note: State legislation could change the rates above. State insurance regulation could change the applicability of the rates above.

*  Includes local annuity Premium taxation.

[GRAPHIC FIRST INVESTORS]



      SPECIAL BOND FUND













         The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                 THE DATE OF THIS PROSPECTUS IS APRIL 30, 1999.

                                    Contents


INTRODUCTION...................................................................3

FUND DESCRIPTION...............................................................4

FUND MANAGEMENT................................................................7

BUYING AND SELLING SHARES......................................................8

o        How and when does the Fund price its shares? .........................8
o        How do I buy  and sell shares? .......................................8

ACCOUNT POLICIES...............................................................8

o        What about dividends and capital gain distributions? .................8
o        What about taxes?.....................................................9

FINANCIAL HIGHLIGHTS..........................................................10

                                  INTRODUCTION

This prospectus describes the First Investors Fund that is used solely as the underlying investment option for variable annuity contracts offered by First Investors Life Insurance Company ("FIL"). This means that you cannot purchase shares of the Fund directly, but only through such a contract as offered by FIL. The Fund description in this prospectus has an "Overview" which provides a brief explanation of the Fund's objectives, its primary strategies and primary risks, how it has performed, and its fees and expenses. The Fund description also contains a "Fund in Detail" section with more information on strategies and risks of the Fund.

                                FUND DESCRIPTION

                                SPECIAL BOND FUND

                                    OVERVIEW

Objectives:       The Fund  primarily  seeks high current income  without  undue
                  risk to principal and  secondarily  seeks   growth of capital.

Primary
Investment
Strategies:       The  Fund  primarily  invests  in a  diversified  portfolio of high-yield, below-investment grade corporate bonds (commonly known as "junk bonds"). These bonds provide a higher level of income than investment grade bonds because they have a higher risk of default. The Fund seeks to reduce the risk of a default by selecting bonds through careful credit research and analysis. The Fund seeks to reduce the impact of a potential default by diversifying its investments among bonds of many different companies and industries. While the Fund invests primarily in domestic companies, it also invests in securities of issuers domiciled in foreign countries. These securities will generally be dollar-denominated and traded in the U.S.
                  The Fund seeks to achieve growth of capital by investing in high-yield bonds with stable to improving credit conditions.

Primary
Risks: There are four primary risks of investing in the Fund. First, the value of the Fund's shares could decline as a result of a deterioration of the financial condition of an issuer of bonds owned by the Fund or as a result of a default by the issuer. This is known as credit risk. High yield bonds carry higher credit risks than investment grade bonds because the companies that issue them are not as strong financially as companies with investment grade credit ratings. High yield bonds issued by foreign companies are subject to additional risks including political instability, government regulation, and differences in financial reporting standards. Second, the value of the Fund's shares could decline if the entire high yield bond market were to decline, even if none of the Fund's bond holdings were at risk of a default. The high yield market can experience sharp declines at times as the result of a deterioration in the overall economy, declines in the stock market, a change of investor tolerance for risk, or other factors. Third, high yield bonds tend to be less liquid than other bonds, which means that they are more difficult to sell. Fourth, while high yield bonds are generally less interest rate sensitive than higher quality bonds, their values generally will decline when interest rates rise. Fluctuations in the prices of high yield bonds can be substantial. Accordingly, the value of an investment in the Fund will go up and down, which means that you could lose money.

                  AN  INVESTMENT  IN THE FUND IS NOT A BANK  DEPOSIT  AND IS NOT
                  INSURED  OR  GUARANTEED  BY  THE  FEDERAL  DEPOSIT   INSURANCE
                  CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                    How has the Special Bond Fund performed?

The bar chart and table below show you how the Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

The bar chart shows changes in the performance of the Fund's shares for each of the past ten calendar years. The bar chart does not reflect fees and expenses that may be deducted by the variable annuity contract through which you invest. If they were included, the returns would be less than those shown.



                               [GRAPHIC-BAR CHART]






During the periods shown, the highest quarterly return was 10.85% (for the quarter ended March 31, 1991), and the lowest quarterly return was -7.24% (for the quarter ended September 30, 1990). The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The following table shows how the average annual total returns for the Fund's shares compare to those of the Credit Suisse First Boston High Yield Index ("High Yield Index"). The High Yield Index is designed to measure the performance of the high yield bond market. The High Yield Index does not take into account fees and expenses that an investor would incur in holding the securities in the Index. If it did so, the returns would be lower than those shown.

                                    1 Year*          5 Years*         10 Years*

Special Bond                        (5.79)%          7.14%              8.80%
High Yield Index                     0.58            8.16              10.74
*The annual returns are based upon calendar years.

                               THE FUND IN DETAIL

     What are the Special Bond Fund's objectives, principal investment strategies, and risks?

OBJECTIVES:  The Fund primarily  seeks high current income without undue risk to principal and  secondarily  seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGIES: The Fund invests at least 65% of its total assets in a diversified portfolio of high-yield, below-investment grade corporate bonds commonly known as "junk bonds" (those rated below Baa by Moody's Investors Service, Inc. or below BBB by Standard & Poor's Ratings Group). High yield bonds generally provide higher income than investment grade bonds to compensate investors for their higher risk of default (i.e., failure to make required interest or principal payments). High-yield bond issuers include small or relatively new companies lacking the history or capital to merit investment grade status, former blue chip companies downgraded because of financial problems, companies using debt rather than equity to fund capital investment or spending programs, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads. The Fund's portfolio may include zero coupon bonds and pay in kind bonds. While the Fund invests primarily in domestic companies, it also invests in securities of issuers domiciled in foreign countries. These securities will generally be dollar-denominated and traded in the U.S. The Fund seeks to reduce the risk of a default by selecting bonds through careful credit research and analysis. The
Fund seeks to reduce the impact of a potential default by diversifying its investments among bonds of many different companies and industries.

To achieve its secondary objective of growth of capital, the Fund attempts to invest in bonds that have stable to improving credit quality that could appreciate in value because of a credit rating upgrade or an improvement in the outlook for a particular company, industry or the economy as a whole.

Although the Fund will consider ratings assigned by ratings agencies in selecting high yield bonds, it relies principally on its own research and investment analysis. The Fund considers a variety of factors, including the issuer's managerial strength, anticipated cash flow, debt maturity schedules, borrowing requirements, interest or dividend coverage, asset coverage and earnings prospects. The Fund will usually sell a bond when it shows deteriorating fundamentals or falls short of the portfolio manager's expectations. Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

PRINCIPAL RISKS: Any investment carries with it some level of risk. In general, the greater the potential reward of the investment, the greater the risk. Here are the principal risks of investing in the Special Bond Fund:

CREDIT RISK: This is the risk that an issuer of bonds will be unable to pay interest or principal when due. The prices of bonds are affected by the credit quality of the issuer. High yield bonds are subject to greater credit risk than higher quality bonds because the companies that issue them are not as financially strong as companies with investment grade ratings. Changes in the financial condition of an issuer, changes in general economic conditions, and changes in specific economic conditions that affect a particular type of issuer can impact the credit quality of an issuer. Such changes may weaken an issuer's ability to make payments of principal or interest, or cause an issuer of bonds to fail to make timely payments of interest or principal. Lower quality bonds generally tend to be more sensitive to these changes than higher quality bonds. While credit ratings may be available to assist in evaluating an issuer's credit quality, they may not accurately predict an issuer's ability to make timely payments of principal and interest.

MARKET RISK: The entire junk bond market can experience sharp price swings due to a variety of factors, including changes in economic forecasts, stock market volatility, large sustained sales of junk bonds by major investors, high-profile defaults, or changes in the market's psychology. This degree of volatility in the high yield market is usually associated more with stocks than bonds. The prices of high yield bonds held by the Fund could therefore decline, regardless of the financial condition of the issuers of such bonds. Markets tend to run in cycles with periods when prices generally go up, known as "bull" markets, and periods when prices generally go down, referred to as "bear" markets.

LIQUIDITY: High yield bonds tend to be less liquid than higher quality bonds, meaning that it may be difficult to sell high yield bonds at a reasonable price, particularly if there is a deterioration in the economy or in the financial prospects of their issuers. As a result, the prices of high yield bonds may be subject to wide price fluctuations due to liquidity concerns.

INTEREST RATE RISK: The market value of a bond is affected by changes in interest rates. When interest rates rise, the market value of a bond declines; when interest rates decline, the market value of a bond increases. The price volatility of a bond also depends on its maturity and duration. Generally, the longer the maturity and duration of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities and durations generally offer higher yields than bonds with shorter maturities and durations.

FOREIGN  ISSUERS:   Foreign  investments  involve  additional  risks,  including political instability, government regulation, differences in financial reporting standards, and less stringent regulation of foreign securities markets.

YEAR 2000 RISKS: The values of securities owned by the Fund may be negatively affected by Year 2000 problems. Many computer systems are not designed to process correctly date-related information after January 1, 2000. The issuers of securities held by the Fund may incur substantial costs in ensuring that computer systems on which they rely are Year 2000 ready and may face business and legal problems if these systems are not ready. If computer systems used by exchanges, broker-dealers, and other market participants are not Year 2000 ready, valuing and trading securities could be difficult.
These problems could have a negative effect on the Fund's investments and returns.

ALTERNATIVE STRATEGIES: At times the Fund may judge that market, economic or political conditions make pursuing the Fund's investment strategies inconsistent with the best interests of its shareholders. The Fund then may temporarily use alternative strategies that are mainly designed to limit the Fund's losses.

                                 FUND MANAGEMENT

First Investors Management Company, Inc. ("FIMCO") is the investment adviser to the Fund. Its address is 95 Wall Street, New York, NY 10005. It currently is investment adviser to 51 mutual funds or series of funds with total net assets of approximately $5 billion. FIMCO supervises all aspects of the Fund's operations and determines the Fund's portfolio transactions. For the fiscal year ended December 31, 1998, FIMCO received advisory fees of 0.75% of the Fund's average daily net assets.

George V. Ganter serves as Portfolio Manager of the Fund. Mr. Ganter also serves as Portfolio Manager of certain other First Investors Funds. Mr. Ganter joined FIMCO in 1985 as a Senior Investment Analyst.

In addition to the investment risks of the Year 2000 which are discussed above, the ability of FIMCO and its affiliates to price the Fund's shares, process purchase and redemption orders, and render other services could be adversely affected if the computers or other systems on which they rely are not properly programmed to operate after January 1, 2000. Additionally, because the services provided by FIMCO and its affiliates depend on the interaction of their computer systems with the computer systems of brokers, information services and other parties, any failure on the part of such third party computer systems to deal with the Year 2000 may have a negative effect on the services provided to the Fund. FIMCO and its affiliates are taking steps that they believe are reasonably designed to address the Year 2000 problem for computer and other systems used by them and are obtaining assurances that comparable steps are being taken by the Fund's other service providers. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund. Nor can the Fund estimate the extent of any impact.

                            BUYING AND SELLING SHARES

                  How and when does the Fund price its shares?

The share price (which is called "net asset value" or "NAV" per share) for the Fund is calculated once each day as of 4 p.m., Eastern Time ("ET"), on each day the New York Stock Exchange ("NYSE") is open for regular trading. In the event that the NYSE closes early, the share price will be determined as of the time of the closing.

To calculate the NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding.

In valuing its assets, the Fund uses the market value of securities for which market quotations or last sale prices are readily available. If there are no readily available quotations or last sale prices for an investment or the available quotations are considered to be unreliable, the securities will be valued at their fair value as determined in good faith pursuant to procedures adopted by the Board of Directors of the Fund.

                          How do I buy and sell shares?

Investments in the Fund may only be made through purchases of variable annuity contracts offered by FIL. Purchase payments for variable annuity contracts, less applicable charges or expenses, are paid into Separate Account A, a unit investment trust. The Separate Account pools the proceeds to purchase shares of the Fund.

For information about how to buy or sell the variable annuity contracts, see the Separate Account prospectus which is attached to this prospectus. It will describe not only the process for buying and selling contracts, but also the fees and charges involved. This prospectus is not valid unless a Separate Account prospectus is attached hereto.

                                ACCOUNT POLICIES

              What about dividends and capital gain distributions?

The Separate Account which owns the shares of the Fund will receive all dividends and distributions. As described in the attached Separate Account prospectus, all dividends and distributions are then reinvested by the Separate Account in additional shares of the Fund.

To the extent that it has net investment income, the Fund will declare daily and pay, on a quarterly basis, dividends from net investment income. Any net realized capital gains will be declared and distributed on an annual basis, usually after the end of the Fund's fiscal year. The Fund may make an additional distribution in any year if necessary to avoid a Federal excise tax on certain undistributed income and capital gain.

                                What about taxes?

You will not be subject to taxes as the result of purchases or sales of Fund shares by the Separate Account, or Fund dividends, or distributions to the Separate Account. There are tax consequences associated with investing in the variable annuity contracts. These are discussed in the attached Separate Account prospectus.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker, whose report, along with the Fund's financial statements, are included in the SAI, which is available upon request.


--------------------------------------------------------------------------------------------
                                             Year Ended December 31
--------------------------------------------------------------------------------------------

                                            1998        1997      1996      1995      1994
                                            ----      ------    ------    ------    ------

Net Asset Value, Beginning of Year.....    $12.89     $12.75    $12.23    $11.03    $12.18
                                           ------     ------    -------   ------    ------

Income from Investment Operations
Net investment income..................      1.12       1.11      1.17      1.20      1.09
Net realized and unrealized
 gain (loss) on investments............      (.95)       .23       .37      1.02     (1.22)
                                             -----       ---    ------    ------    -------

   Total from Investment Operations....       .17       1.34      1.54      2.22      (.13)
                                              ---       ----    ------    ------    -------

Less Distributions from:
   Net investment income...............      1.20       1.20       1.02     1.02       1.02
                                             ----       ----    -------   ------    -------
Net Asset Value, End of Year...........    $11.86     $12.89     $12.75   $12.23     $11.03
                                           ======     ======    =======   ======    =======

Total Return(%)+.......................      1.29      10.94      13.10    20.76      (1.00)
----------------

Ratios/Supplemental Data
Net Assets, End of Year (in thousands).   $32,260    $36,082    $36,948  $38,037    $36,725
Ratios to Average Net Assets (%)
Expenses...............................       .89        .86        .86      .88        .87
Net investment income..................      8.93       8.60       9.31    10.17       9.38


Portfolio Turnover Rate (%)............        65         53         29       45         54

+   The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.


[GRAPHIC - FIRST INVESTORS]


       SPECIAL BOND FUND


For investors who want more information about the Fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT  OF  ADDITIONAL  INFORMATION  (SAI):  The SAI provides  more  detailed
information   about  the  Fund  and  is  incorporated  by  reference  into  this prospectus.

You can get free copies of reports and the SAI,  request other  information  and discuss your questions about the Fund by contacting the Fund at:

Administrative Data Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198
Telephone:  1-800-423-4026

You can review and copy information about the Fund (including the Fund's reports and SAI) at the Public Reference Room of the Securities and Exchange Commission ("SEC") in Washington, D.C. You can also send your request for copies and a duplicating fee to the Public Reference Room of the SEC, Washington, DC 20549-6009. You can obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330. Text-only versions of Fund documents can be viewed online or downloaded from the SEC's Internet website at http://www.sec.gov.


                                    (Investment Company Act File No. 811-2981
                                    First Investors Special Bond Fund, Inc.)